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                                    KELLWOOD



To: Thomas H. Pollihan



Below is a summary of your incentive compensation for fiscal 2004 and change, if any of your annualized base salary level for 2005.



        o  Cash Bonus - Performance Management & Incentive
           Compensation Plan:                                            $37,500
                                                                         -------

        o  Corporate Development Incentive Plan:                        No Award
                                                                        --------

        o Your Base Salary increases from $ 300,000 to $ 309,000 effective 4/1/2005.